UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  February 28, 2010

Date of reporting period:  February 28, 2010

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire  03766

Annual Report

For The Year Ended

February 28, 2010

American Trust Allegiance Fund

April, 2010

Dear Fellow Shareholders,

It is our pleasure to provide you with the American Trust Allegiance Fund Annual Report for the period ending February 28, 2010.

The old saying, “What a difference a year makes” certainly applies to the equity markets as we look back at the progress of the Allegiance Fund and stocks in general.  The last 12 months are also a good lesson in the futility of market timing and the wisdom of a consistent and disciplined approach to investing.

The Wisdom of Consistent Investing

If market timers (investors who attempt to sell when stocks are expensive and buy when they are cheap) were ever given a golden opportunity to invest when stocks were cheap, it was on March 9, 2009.  At that time the Dow Jones Industrial Average was trading at 6,547.  By February 28, 2010 this index had surged 57.71% to 10,325.  During the same period (03/09/2009 – 02/28/2010), the Allegiance Fund had surged 65.95%. (For complete performance data, please refer to page 4 of this report). The question is, did investors “surge” into the stock market in March of 2009 to take advantage of this almost unprecedented opportunity?  Sadly, the answer is no.  In fact, investors at that moment (March 9, 2009) were sitting on record levels of cash.  According to Ned Davis Research, on that propitious date investors had a near historic percentage in cash (47%).  This excessive amount in cash has not been seen since the statistic started being tracked over 30 years ago.

One of the reasons the Allegiance Fund did so well was because on March 9, 2009 there was less than 8% in cash and the Fund’s focus was on the opportunities for growth and recovery.  Did we know this was the bottom of the stock market meltdown?  No.  But we did believe that valuations were more attractive than they had been in the previous 12 months and that focusing on the long-term opportunities would likely serve the Allegiance Fund well.

By the end of February, 2010, though the market cash levels had declined significantly, they still stood at the historically high level of 25% which we had never been seen before 2009.  The average cash level since 1980 is approximately 15%.  With cash on the sidelines still high, there remains a good potential for further stock market gains if investor confidence returns and more cash finds its way back into stocks.

Even though the Allegiance Fund has had strong performance as this annual report shows, we continue to be wary of a number of sectors.  This includes the bank stocks in the financial sector.  Though banks have seen considerable

American Trust Allegiance Fund

improvement since 12 months ago, there are still balance sheet issues and other risks that we prefer to avoid as well as significant uncertainty regarding new banking regulation.

There are also strong opportunities today in technology since they have several trends in their favor including the replacement cycle, new product introductions and productivity improvements.  The energy and materials sectors also seem favorable as the world economy slowly begins its recovery, increasing demand for strategic resources.

As we emphasized in our shareholder letter six months ago, a consistent disciplined approach to investing should provide, in our estimation, a reliable and more successful investment result.  The hazards of trying to time the market have been chronicled many times over the past 12 months and we urge our investors to avoid this perennial temptation and instead continue to lay a solid foundation for long-term growth through a program of regular and consistent investing.

Thank you for your investment in the Allegiance Fund.  If we can assist you in answering questions about the fund or any other investment needs we hope you will feel free to contact us directly at 1-800-788-7285.

Sincerely yours,

Paul H. Collins	Carey Callaghan
Co-Fund Managers

Past performance is not a guarantee of future results.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than larger-capitalization companies.

The Dow Jones Industrial Average is an unmanaged index commonly used to measure performance of U.S. stocks. This index is not available for investment and does not incur charges or expenses.

The Dow Jones Industrial Average returned 50.59%, 1.80%, and 2.52% for the 1, 5, and 10 year periods, respectively, ending February 28, 2010.

The information provided herein represents the opinion of Paul H. Collins and/or Carey Callaghan and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

American Trust Allegiance Fund

Comparison of the change in value of a hypothetical $10,000 investment in the American Trust Allegiance Fund vs the S&P 500® Composite Stock Price Index

$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
2/29/00
2/28/01
2/28/02
2/28/03
2/29/04
2/28/05
2/28/06
2/28/07
2/29/08
2/28/09
2/28/10
$9,696
S&P 500
$7,098
ATAFX
American Trust Allegiance Fund (ATAFX)
S&P 500® Composite Stock Price Index

Average Annual Total Return:	1 Year	5 Years*	10 Years*
American Trust Allegiance Fund	53.07%	1.40%	-3.37%
S&P 500® Composite Stock Price Index	53.62%	0.37%	-0.31%
Total Annual Fund Operating Expenses: 2.07%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Returns reflect the reinvestment of dividends and capital gains.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Indices do not incur expenses and are not available for investment.

The Fund may invest in small- and medium-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.

The S&P 500® Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*	Average annual total return represents the average change in account value over the periods indicated.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2010 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/09 – 2/28/10).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at February 28, 2010 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/09	2/28/10	9/1/09 – 2/28/10*
Actual	$1,000.00	$1,096.30	$7.54
Hypothetical (5% return	$1,000.00	$1,017.60	$7.25
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2010

Shares	COMMON STOCKS: 95.77%	Value
	Agencies, Brokerages, and Other
	Insurance Related Activities: 0.99%
5,010	Willis Group Holdings PLC#	$149,198
	Agriculture, Construction, and
	Mining Machinery Manufacturing: 1.00%
4,410	AGCO Corp.*	151,042
	Basic Chemical Manufacturing: 3.14%
6,320	Praxair, Inc.	474,885
	Communications Equipment
	Manufacturing: 1.89%
11,750	Cisco Systems, Inc.*	285,878
	Computer & Peripheral
	Equipment Manufacturing: 6.72%
2,130	Apple, Inc.*	435,841
5,770	Hewlett-Packard Co.	293,058
2,260	International Business Machines Corp.	287,382
		1,016,281
	Computer Systems Design and
	Related Services: 1.82%
6,890	Accenture PLC - Class A#	275,393
	Conglomerates: 3.26%
13,540	Loews Corp.	493,668
	Depository Credit Intermediation: 0.95%
3,200	State Street Corp.	143,712
	Electric Power Generation,
	Transmission and Distribution: 2.73%
18,930	NRG Energy, Inc.*	413,431
	Electrical Equipment Manufacturing: 1.05%
7,820	ABB Ltd. - ADR	158,433
	Engine, Turbine, and Power Transmission
	Equipment Manufacturing: 3.61%
9,630	Cummins, Inc.	546,791
	Footwear Manufacturing: 3.01%
6,730	Nike, Inc. - Class B	454,948
	Grain and Oilseed Milling: 2.72%
14,010	Archer-Daniels-Midland Co.	411,334

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2010, Continued

Shares		Value
	Industrial Machinery Manufacturing: 3.14%
38,750	Applied Materials, Inc.	$474,300
	Insurance Carriers: 3.58%
6,760	Berkshire Hathaway, Inc. - Class B*	541,679
	Manufacturing and Reproducing
	Magnetic and Optical Media: 1.86%
6,550	Citrix Systems, Inc.*	281,716
	Metal Ore Mining: 4.14%
8,330	Freeport-McMoRan Copper & Gold, Inc.	626,083
	Motor Vehicle Manufacturing: 0.92%
4,040	Honda Motor Co., Ltd. - ADR	139,824
	Natural Gas Distribution: 1.90%
13,210	Spectra Energy Corp.	287,978
	Office Supplies, Stationery,
	and Gift Stores: 1.02%
5,970	Staples, Inc.	153,787
	Oil and Gas Extraction: 8.75%
6,200	Devon Energy Corp.	426,932
10,360	Noble Corp.#	437,814
11,950	Petroleo Brasileiro S.A. - Petrobras - ADR	458,880
		1,323,626
	Other Financial Investment Activities: 2.91%
4,320	Franklin Resources, Inc.	439,430
	Other Information Services: 1.81%
520	Google, Inc. - Class A*	273,936
	Pesticide, Fertilizer, and Other Agricultural
	Chemical Manufacturing: 1.44%
3,090	Monsanto Co.	218,309
	Petroleum and Coal Products
	Manufacturing: 5.54%
6,410	Exxon Mobil Corp.	416,650
7,180	Hess Corp.	422,184
		838,834
	Pipeline Transportation of Crude Oil: 0.97%
2,566	Kinder Morgan Management, LLC*	147,160

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2010, Continued

Shares		Value
	Semiconductor and Other Electronic
	Component Manufacturing: 6.10%
2,440	First Solar, Inc.*	$258,396
7,100	Intel Corp.	145,763
25,370	Molex, Inc.	518,817
		922,976
	Soap, Cleaning Compound, and
	Toilet Preparation Manufacturing: 9.60%
15,550	Alberto-Culver Co.	431,046
4,480	Church & Dwight Co., Inc.	300,966
4,630	Clorox Co.	283,865
5,260	Colgate-Palmolive Co.	436,264
		1,452,141
	Software Publishers: 2.82%
14,900	Microsoft Corp.	427,034
	Warehousing and Storage: 2.18%
12,750	Iron Mountain, Inc.*	329,970
	Waste Treatment and Disposal: 0.96%
4,390	Waste Management, Inc.	144,958
	Wireless Telecommunications Carriers: 3.24%
5,790	Millicom International Cellular S.A.#	490,645
	TOTAL COMMON STOCKS
	(Cost $12,924,874)	14,489,380

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at February 28, 2010, Continued

Shares	SHORT-TERM INVESTMENTS: 4.38%	Value
663,210	Fidelity Institutional Money Market
	Government Portfolio - Class I, 0.03%†	$663,210
22,066	Reserve Primary Fund - Class 45+‡	—
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $685,276)	663,210
	Total Investments in Securities
	(Cost $13,610,150): 100.15%	15,152,590
	Liabilities in Excess of Other Assets: (0.15)%	(23,372)
	Net Assets: 100.00%	$15,129,218

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
‡
Illiquid security.  As of February 28, 2010, the security had a value of $0 (0.0% of net assets).  The security was acquired between September 16, 2008 and October 22, 2008, and has a cost basis of $22,066.

†	Rate shown is the 7-day yield as of February 28, 2010.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at February 28, 2010

ASSETS
Investments in securities, at value (cost $13,610,150)	$15,152,590
Receivables:
Fund shares sold	25
Dividends and interest	18,863
Prepaid expenses	12,328
Total assets	15,183,806

LIABILITIES
Payables:
Fund shares redeemed	6,612
Due to advisor	2,846
Administration fees	2,311
Audit fees	18,200
Transfer agent fees and expenses	10,502
Fund accounting fees	6,497
Legal fees	670
Custody fees	2,133
Shareholder reporting fees	2,484
Chief Compliance Officer fee	2,333
Total liabilities	54,588

NET ASSETS	$15,129,218
Net asset value, offering and redemption price
per share [$15,129,218 / 895,158 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$16.90

COMPONENTS OF NET ASSETS
Paid-in capital	$18,736,964
Undistributed net investment income	17,718
Accumulated net realized loss on investments	(5,167,904)
Net unrealized appreciation on investments	1,542,440
Net assets	$15,129,218

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2010

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $3,491)	$211,585
Interest	1,214
Total income	212,799
Expenses
Advisory fees (Note 4)	127,812
Transfer agent fees and expenses (Note 4)	42,854
Administration fees (Note 4)	30,039
Fund accounting fees (Note 4)	25,432
Registration fees	19,053
Audit fees	18,200
Legal fees	10,247
Reports to shareholders	7,605
Chief Compliance Officer fee (Note 4)	7,072
Custody fees (Note 4)	5,960
Trustee fees	5,805
Insurance expense	3,972
Miscellaneous expense	2,036
Total expenses	306,087
Less: advisory fee waiver (Note 4)	(111,006)
Net expenses	195,081
Net investment income	17,718

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(1,438,524)
Net change in unrealized appreciation on investments	6,750,311
Net realized and unrealized gain on investments	5,311,787
Net increase in net assets
resulting from operations	$5,329,505

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28, 2010	February 28, 2009
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$17,718	$49,248
Net realized loss on investments	(1,438,524)	(2,732,157)
Net change in unrealized
appreciation/(depreciation)
on investments	6,750,311	(5,560,067)
Net increase/(decrease) in
net assets resulting
from operations	5,329,505	(8,242,976)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(50,106)	(149,508)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(1,274,438)	(1,014,928)
Total increase/(decrease)
in net assets	4,004,961	(9,407,412)
NET ASSETS
Beginning of year	11,124,257	20,531,669
End of year	$15,129,218	$11,124,257
Includes undistributed net
investment income of	$17,718	$50,106

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	February 28, 2010		February 28, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	167,625	$2,576,310	147,002	$2,368,587
Shares issued in
reinvestment of
distributions	2,731	44,871	9,280	117,394
Shares redeemed	(279,052)	(3,895,619)	(235,004)	(3,500,909)
Net decrease	(108,696)	$(1,274,438)	(78,722)	$(1,014,928)

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year

	Year Ended
	2/28/10	2/28/09	2/29/08	2/28/07	2/28/06
Net asset value,
beginning of year	$11.08	$18.97	$18.62	$17.37	$16.04
Income from
investment operations:
Net investment income	0.03	0.06	0.14	0.02	0.01
Net realized and
unrealized gain/(loss)
on investments	5.85	(7.80)	0.23	1.24	1.33
Total from
investment operations	5.88	(7.74)	0.37	1.26	1.34
Less distributions:
From net
investment income	(0.06)	(0.15)	(0.02)	(0.01)	(0.01)
Total distributions	(0.06)	(0.15)	(0.02)	(0.01)	(0.01)
Net asset value, end of year	$16.90	$11.08	$18.97	$18.62	$17.37
Total return	53.07%	-40.90%	1.97%	7.25%	8.36%
Ratios/supplemental data:
Net assets, end
of year (thousands)	$15,129	$11,124	$20,532	$20,707	$21,888
Ratio of expenses to
average net assets:
Before expense waiver	2.27%	2.03%	1.87%	1.90%	1.85%
After expense waiver	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before expense waiver	(0.69)%	(0.30)%	0.27%	(0.36)%	(0.33)%
After expense waiver	0.13%	0.28%	0.69%	0.09%	0.07%
Portfolio turnover rate	79.51%	36.55%	59.19%	79.89%	27.09%

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at February 28, 2010

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the year ended February 28, 2010, the Fund did not hold any derivative instruments.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

H.
Events Subsequent to the Fiscal Year End:  The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

Management has evaluated fund related events and transactions that occurred subsequent to February 28, 2010.  There were no events or transactions that occurred that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

Equity Securities:  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in other mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes:  Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  At February 28, 2010, the Fund had investments in illiquid securities with a total value of $0 or 0.0% of net assets.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 28, 2010:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

	Level 1	Level 2	Level 3	Total
Equity
Administrative Support,
Waste Management	$144,958	$—	$—	$144,958
Finance and Insurance	1,274,019	—	—	1,274,019
Information	1,191,615	—	—	1,191,615
Manufacturing	8,321,360	—	—	8,321,360
Mining	1,949,709	—	—	1,949,709
Professional, Scientific,
and Technical Services	275,393	—	—	275,393
Retail Trade	153,787	—	—	153,787
Transportation
and Warehousing	477,130	—	—	477,130
Utilities	701,409	—	—	701,409
Total Equity	14,489,380	—	—	14,489,380
Short-Term Investments	663,210	—	—	663,210
Total Investments
in Securities	$15,152,590	$—	$—	$15,152,590

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
in Securities
Balance as of 2/28/09	$100,723
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	111,450
Net purchases/(sales)	(212,173)
Balance as of 2/28/10	$—

New Accounting Pronouncement:  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its statement disclosures.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2010, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  For the year ended February 28, 2010, the Fund incurred $127,812 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2010, the Advisor reduced its fees in the amount of $111,006; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $304,774 at February 28, 2010.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2011	$91,636
2012	102,132
2013	111,006
$304,774

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended February 28, 2010, the Fund incurred $30,039 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 28, 2010, the Fund incurred $25,432, $25,172, and $5,960 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended February 28, 2010, the Fund was allocated $7,072 of the Chief Compliance Officer fee.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $9,919,811 and $10,932,436, respectively.

NOTE 6 – LINE OF CREDIT

Through March 31, 2009, the Fund had a line of credit in the amount of $1,000,000.  Effective April 1, 2009, the Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 28, 2010, the Fund did not draw upon the line of credit.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and real estate investment trusts.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS, Continued

The tax character of distributions paid during the years ended February 28, 2010 and February 28, 2009 were as follows:

	2010	2009
Ordinary income	$50,106	$149,508

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$13,655,222
Gross tax unrealized appreciation	2,230,968
Gross tax unrealized depreciation	(733,600)
Net tax unrealized appreciation	1,497,368
Undistributed ordinary income	17,718
Undistributed long-term capital gain	—
Total distributable earnings	17,718
Other accumulated gains/(losses)	(5,122,832)
Total accumulated earnings/(losses)	$(3,607,746)

(a)	The cost for Federal income tax purposes differs from the cost for financial statement purposes due to wash sales.

At February 28, 2010, the Fund had a capital loss carryforward of $5,122,832, which expires as follows:

Year	Amount
2011	$975,087
2017	2,270,753
2018	1,876,992
$5,122,832

American Trust Allegiance Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The American Trust Allegiance Fund

We have audited the accompanying statement of assets and liabilities of The American Trust Allegiance Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Trust Allegiance Fund as of February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 26, 2010

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at February 28, 2010 (Unaudited)

For the year ended February 28, 2010, the American Trust Allegiance Fund designated $50,106 as ordinary income for purposes of the dividends paid deduction.

For the year ended February 28, 2010, certain dividends paid by the American Trust Allegiance Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders in the American Trust Allegiance Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended February 28, 2010 was 100.0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2009

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Number of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex
	Held	Length	Occupation	Overseen	Other
Name, Address	with the	of Time	During Past	by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held
Michael D. LeRoy	Trustee	Indefinite	President,	1	Independent
(age 62, dob 8/14/1947)		term	Crown Capital		Trustee from
615 E. Michigan Street		since	Advisors, LLC		2004 to
Milwaukee, WI 53202		December	(financial		12/1/2008,
		2008.	consulting		Bjurman,
			firm) (2000 to		Barry Funds
			present).		(3 portfolios);
Independent
Trustee from
12/1/2008 to
5/1/2009,
B.B. Funds
(1 portfolio);
Director,
Wedbush
Bank.

Donald E. O’Connor	Trustee	Indefinite	Retired;	1	Trustee, The
(age 73, dob 6/18/1936)		term	former		Forward
615 E. Michigan Street		since	Financial		Funds
Milwaukee, WI 53202		February	Consultant		(35 portfolios).
		1997.	and former
Executive Vice
President and
Chief Operating
Officer of ICI
Mutual
Insurance
Company
(until January
1997).

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
		Term of		Portfolios
		Office		in Fund
	Position	and	Principal	Complex
	Held	Length	Occupation	Overseen	Other
Name, Address	with the	of Time	During Past	by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held
George J. Rebhan	Trustee	Indefinite	Retired;	1	Independent
(age 75, dob 7/10/1934)		term	formerly		Trustee from
615 E. Michigan Street		since	President,		1999 to 2009,
Milwaukee, WI 53202		May 2002.	Hotchkis and		E*TRADE
			Wiley Funds		Funds.
(mutual funds)
(1985 to 1993).

George T. Wofford	Trustee	Indefinite	Retired;	1	None.
(age 70, dob 10/8/1939)		term	formerly
615 E. Michigan Street		since	Senior Vice
Milwaukee, WI 53202		February	President,
		1997.	Federal Home
Loan Bank of
San Francisco.

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President,	1	None.
(age 62, dob 7/9/1947)	Trustee	term	CEO, U.S.
615 E. Michigan Street		since	Bancorp Fund
Milwaukee, WI 53202		September	Services, LLC
		2008.	(May 1991 to
present).

Officers
Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 62, dob 7/9/1947)	and Chief	term	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

American Trust Allegiance Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Douglas G. Hess	President	Indefinite	Vice President, Compliance and
(age 42, dob 7/19/1967)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance
(age 48, dob 8/27/1961)	and	term	and Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	since	Services, LLC (October 1998 to
Milwaukee, WI 53202	Financial	December	present).
	Officer	2007.

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund
(age 52, dob 9/11/1957)	President,	term	Services, LLC (February 2008 to
615 E. Michigan Street	Chief	since	present); General Counsel/Controller,
Milwaukee, WI 53202	Compliance	September	Steinhafels, Inc. (September 1995 to
	Officer	2009.	February 2008).
and AML
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S.
(age 44, dob 4/16/1965)		term	Bancorp Fund Services, LLC (May 2006
615 E. Michigan Street		since	to present); Senior Counsel, Wells Fargo
Milwaukee, WI 53202		June	Funds Management, LLC (May 2005 to
		2007.	May 2006); Senior Counsel, Strong
Financial Corporation (January 2002
to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-385-7003.

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 10, 2009, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the American Trust Allegiance Fund with the Advisor for another annual term.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of September 30, 2009 on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s performance was above its peer group median and averages for the three-year and five-year total returns, although the Fund’s performance was below its peer group median and

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

averages for the year-to-date and ten-year total returns.  The Fund’s one-year total return was above its peer group median but below its peer group average.  The Board further recognized that the Fund’s investments are subject to socially-responsible investment criteria.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed, among other things, comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor and all expense waivers and reimbursements.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.45% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio and contractual advisory fee were above the peer group median and average, although the contractual advisory fee was slightly less than the fees charged by the Advisor to certain of its other investment management clients.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were less than the peer group median and average.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized as the assets of the Fund grow.  The Board further noted that the Advisor has contractually agreed to reduce its advisory fees or pay for Fund expenses so that the Fund does not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory

American Trust Allegiance Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), (Continued)

Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the American Trust Allegiance Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the American Trust Allegiance Fund would be in the best interest of the Fund and its shareholders.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH 03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2010	FYE 2/28/2009
Audit Fees	$15,500	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2010	FYE 2/28/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2010	FYE 2/28/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   4/29/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   4/29/10

By (Signature and Title)* _/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   4/29/10

* Print the name and title of each signing officer under his or her signature.